                                                                  Exhibit (10)G

                                  HOBE & LUCAS
                          CERTIFIED PUBLIC ACCOUNTANTS
                             CROWN CENTRE, SUITE 430
                               5005 ROCKSIDE ROAD
                             INDEPENDENCE, OH 44131
                  (216) 524-8900 (TEL) ** (216) 524-8777 (FAX)

                                  July 10, 1997

Mr. Glen Gasparini
President
American Stone Industries, Inc.
900 Keele Street
Toronto, Ontario
Canada M6N 2B7

                                 RE:      Consent to Incorporation of
                                          Independent Auditors' Report

Dear Mr. Gasparini:

         This firm was the independent auditor for American Stone Industries, Inc. (the "Company) for the fiscal year ended December 31, 1996. In this context, we understand that the Company is in the process of preparing and filing a Form 10-SB/A with the Securities & Exchange Commission.

         Pursuant to Rule 601(b)(23), this letter will serve as our consent for the Company to file as an exhibit with the Form 10-SB/A, our Independent Auditors' Report dated January 22, 1997 (except for Note 12 for which the date is July 8, 1997) for fiscal year ended December 31, 1996, and to the reference of Hobe & Lucas, Certified Public Accountants, Inc., therein.

                                            Hobe & Lucas,
                                            Certified Public Accountants, Inc.